UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2016

AG&E HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Illinois	1-8250	36-1944630
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4630 South Arville Street, Suite E, Las Vegas, NV 89103
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (702) 798-5752

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2016 (the “Prior Form 8-K”), AG&E Holdings Inc., an Illinois corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with American Gaming & Electronics, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Advanced Gaming Associates LLC, a Pennsylvania limited liability company (“AGA”), and Anthony Tomasello, as the sole member and representative of AGA (“Mr. Tomasello”). Pursuant to and subject to the terms and conditions of the Merger Agreement, AGA will be merged with and into Merger Sub (the “Merger”), and the separate legal existence of AGA will cease, and Merger Sub will continue as the surviving entity of the Merger and will remain a wholly-owned subsidiary of the Company.

On July 20, 2016, the foregoing parties, as applicable, entered into Amendment No. 1 to Agreement and Plan of Merger (the “Merger Agreement Amendment”). Under the Merger Agreement Amendment, the date in which all conditions to closing must be satisfied (also known as the “Drop Dead Date”) has been changed from 120 days after the date of signing of the Merger Agreement to the later of (i) December 31, 2016, or (ii) subject to the satisfaction of certain conditions, the date in which the gaming authorities in the States of Michigan, Delaware and Maryland consent to or reject the Merger. In addition, the Merger Agreement Amendment removes the break-up fee from the Merger Agreement, and no party will be liable for the payment of a break-up fee if the Merger Agreement is terminated.

Further, the Merger Agreement Amendment provides that it shall be a condition to closing of the Merger that (i) AGA and/or Mr. Tomasello obtains consent from the gaming authorities of the State of Michigan to proceed with the Merger, and (ii) Merger Sub obtains consent from the gaming authorities of the States of Delaware and Maryland to proceed with the Merger. The Merger Agreement also provides AGA and Mr. Tomasello with additional discretion, subject to certain requirements, related to determining whether they will submit documentation to certain regulatory authorities in connection with the Merger.

Other than as expressly modified by the Merger Agreement Amendment, the Merger Agreement, which was previously filed as an exhibit to the Prior Form 8-K, remains in full force and effect as originally executed on April 12, 2016.

For additional information relating to the Merger Agreement Amendment, refer to the full text of such document, which is attached as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 7, 2016, the board of directors of the Company amended Article III, Section 2 of the Company’s Bylaws to provide that the number of directors of the Company shall be not less than three or more than seven. For additional information regarding the amendment, refer to the full text of the Second Amendment to Amended and Restated Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01 Other Events.

On July 21, 2016, the Company filed a preliminary proxy statement in connection with the Merger. The proxy statement also includes, among other things, a proposal related to the election of directors. The Board has established a record date of August 3, 2016 and a shareholder meeting date of September 14, 2016.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

As described above, the following exhibits are filed as part of this report:

Exhibit No.	Description

2.1

Amendment No. 1 to Agreement and Plan of Merger, dated as of July 20, 2016, by and among AG&E Holdings Inc., American Gaming and Electronics, Inc., Advanced Gaming Associates LLC and Anthony Tomasello, in his capacity as the sole member and representative of Advanced Gaming Associates LLC

3.1	Second Amendment to Amended and Restated Bylaws

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for such forward-looking statements. The words believe, expect, anticipate, estimate, intend, will, and other similar statements of expectation identify forward-looking statements. Those statements include statements regarding the intent, belief or expectations of the Company and its management. Readers are cautioned that the forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those expressed in any forward-looking statement. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain shareholder approval of the Merger Agreement and the transactions contemplated thereby, including the Merger; the possibility that the closing conditions to the Merger Agreement may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in the Closing or the possibility of non-consummation of the transactions contemplated by the Merger Agreement, including the Merger; the occurrence of any event that could give rise to termination of the Merger Agreement; the risk that shareholder litigation in connection with the transactions contemplated by the Merger Agreement, including the Merger, may affect the timing or occurrence of the Closing or result in significant costs of defense, indemnification and liability; risks related to the disruption of the Merger to the Company and its management; the effect of announcement of the Merger on the Company’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; the Company’s loss of employees and executives; and its failure to meet listing requirements. The Company assumes no obligation to update the information contained in this report to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the Merger. In connection with the solicitation of proxies for the Merger, the Company filed a proxy statement in preliminary form on July 21, 2016, and intends to file a proxy statement in definitive form. The definitive proxy statement will contain important information about the proposed Merger and related matters. BEFORE MAKING A VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Shareholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, shareholders will be able to obtain free copies of the proxy statement from the Company by contacting the Company’s Investor Relations Department by telephone at 702.798.5752, by mail to the Company, Attention: Investor Relations Department, 4630 South Arville Street, Suite E, Las Vegas, NV 89103, or by going to the Company’s Investor Relations page on its corporate website at http://www.americangaminginc.com.

Participants in the Proxy Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Merger. Information concerning the ownership of the Company’s securities by the Company’s directors and executive officers is included in their SEC filings on Forms 3, 4, and 5, and additional information about the Company’s directors and executive officers is also available in the Company’s Form 10-K for the year ended December 31, 2015 filed with the SEC on March 30, 2016, and is supplemented by other public filings made, and to be made, with the SEC by the Company. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that the Company intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG&E HOLDINGS INC.

By:	/s/ Anthony Spier
Name:	Anthony Spier
Title:	Chief Executive Officer

Date:     July 22, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1

Amendment No. 1 to Agreement and Plan of Merger, dated as of July 20, 2016, by and among AG&E Holdings Inc., American Gaming and Electronics, Inc., Advanced Gaming Associates LLC and Anthony Tomasello, in his capacity as the sole member and representative of Advanced Gaming Associates LLC

3.1	Second Amendment to Amended and Restated Bylaws